UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 5, 2010

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 11, 2010, WebMD Health Corp. filed an Offer to Purchase with the Securities and Exchange Commission (SEC) with respect to WebMD’s tender offer for 5,800,000 shares of its Common Stock (which we refer to as the Offer). Included in the Offer to Purchase was the following statement regarding the intentions of Martin J. Wygod, its Chairman of the Board:
     Martin J. Wygod has advised us that he currently intends to pursue an integrated plan that may include his participation in the Offer pursuant to which he would sell a number of shares beneficially owned by him (i) in the Offer, (ii) in the open market during the pendency of, or after but in connection with, the Offer or (iii) a combination thereof, to the extent required to reduce his beneficial stock ownership in us so as to qualify for a safe harbor for capital gains tax treatment. It is Mr. Wygod’s current intention to sell up to approximately 1,400,000 shares in connection with such integrated plan. In lieu of any such sales, Mr. Wygod may make charitable contributions of such shares as part of such integrated plan. However, the number, if any, of shares to be sold or contributed will be determined by Mr. Wygod in his sole discretion.
     WebMD has received inquiries as to the number of shares of WebMD Common Stock that Mr. Wygod intends to tender in the Offer. On April 5, 2010, Mr. Wygod advised WebMD that he will tender approximately 1.2 million shares of WebMD Common Stock beneficially owned by him in the Offer. As previously reported by Mr. Wygod on Forms 4 filed with the SEC, Mr. Wygod has sold approximately 111,000 shares of WebMD Common Stock beneficially owned by him from March 11, 2010 through April 1, 2010.
* * * *
     THIS CURRENT REPORT IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL SHARES OF WEBMD HEALTH CORP. COMMON STOCK. THE TENDER OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS, AND ANY SUPPLEMENTS THERETO, THAT WEBMD HAS DISTRIBUTED TO ITS STOCKHOLDERS AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS, AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. STOCKHOLDERS AND INVESTORS MAY OBTAIN A FREE COPY OF THE TENDER OFFER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS, AND ANY SUPPLEMENTS THERETO, THAT WEBMD HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE COMMISSION’S WEBSITE AT WWW.SEC.GOV OR BY CALLING INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE TENDER OFFER, TOLL-FREE AT 1-888-750-5834. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. NONE OF WEBMD, ITS BOARD OF DIRECTORS, THE INFORMATION AGENT OR THE DEPOSITARY FOR THE OFFER IS MAKING ANY RECOMMENDATIONS TO STOCKHOLDERS AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING THEIR SHARES INTO THE TENDER OFFER. STOCKHOLDERS MUST MAKE THEIR OWN DECISIONS AS TO HOW MANY SHARES THEY WILL TENDER, IF ANY.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: April 5, 2010	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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